PIMCO FUNDS:  EQUITY ADVISORS SERIERS

            Supplement dated October 31, 1996 to
             Prospectus dated September 15, 1996

     On September 17, 1996, the Board of Trustees of PIMCO
Funds: Equity Advisors Series (the "Trust") approved the reorganization of some of the funds of PIMCO Advisors Funds ("PAF"), an affiliated management investment company, into the Trust. Certain PAF funds will be acquired intact and become new Funds of the Trust. Two Funds of the Trust, the NFJ Diversified Low P/E and the Cadence Mid Cap Growth, will be combined with funds to be acquired from PAF. The remaining Funds of the Trust will not be combined with PAF funds, and therefore will not be directly affected by the reorganization. The current Adviser and Portfolio Managers will continue to manage their respective Funds following the reorganization.

     The reorganization and certain related proposals are subject to a number of conditions, including receipt of various shareholder approvals. It is expected that the reorganization will be completed in January 1997.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE